Income Taxes	9 Months Ended
Sep. 30, 2017
Income Tax Disclosure [Abstract]
Income Taxes
Income Taxes

The provision for income taxes was $3.2 million for the nine months ended September 30, 2017. The effective tax rate for the nine-month period ended September 30, 2017 was 17.76% as compared to 0% for the corresponding period in the prior year. The increase in the rate is attributable to changes in projected income as well as limitations on the utilization of NOL carryforwards as described below for the year primarily due to the sale of CERC-501. In addition, the Company was able to utilize net operating loss ("NOL") carryforwards of $2.7 million, which were previously subject to a valuation allowance, to offset a portion of projected income for the year considering Internal Revenue Code Section 382 limitations.
As of December 31, 2016 the Company had $52.2 million of federal and Maryland state NOL carryforwards that will begin to expire in 2031. As of December 31, 2016 the Company also had $1.8 million and $57,000 of federal and Maryland state research and development credits, respectively, that will begin to expire in 2018. The NOL and research and development credit carryforwards are subject to review and possible adjustment by the Internal Revenue Service and state tax authorities. NOL and tax credit carryforwards are also subject to an annual limitation in the event of certain cumulative changes in the ownership interest of significant shareholders over a three‑year period in excess of 50%, as defined under Sections 382 and 383 of the Internal Revenue Code of 1986, as amended, as well as similar state tax provisions. The amount of the annual limitation depends upon the value of the Company immediately before the change, changes to the Company’s capital during a specified period prior to the change, and the federal published interest rate. Considering ownership changes that took place previously as well as during 2017 including the Armistice transaction, the Company is completing an analysis under Section 382 of the Code, and has initially determined the utilization of the NOLs and other tax attributes will be limited on a go forward basis. Approximately $2.7 million of NOL carryforwards will be available in 2017 and the Company will be able to utilize the NOL carryforwards to offset a portion of projected income for the year. Upon completion of the analysis by year end, to the extent there is a limitation, which could be significant, there would be a reduction in the deferred tax assets with an offsetting reduction in the valuation allowance, with no impact on current period income tax expense.
In assessing the realizability of the remaining net deferred tax assets, the Company considers all relevant positive and negative evidence to determine whether it is more likely than not that some portion or all of the deferred income tax assets will not be realized. The realization of the gross deferred tax assets is dependent on several factors, including the generation of sufficient taxable income prior to the expiration of the net operating loss carryforwards. Other than the amount of NOL that is available to offset net income generated through September 30, 2017 there was a full valuation allowance against the net deferred tax assets as of September 30, 2017 and December 31, 2016.